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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 12, 2001

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2815	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Number Identification No.)

7401 West Wilson Avenue
Chicago, Illinois
60706-4548

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

    On or about April 12, 2001, Methode Electronics, Inc. issued an Information Statement about its spin-off of Stratos Lightwave, Inc. (Stratos). The Information Statement contains a description of the terms of the spin-off, Stratos and Stratos' common stock, and is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

Exhibit No.	Description
99.1	Information Statement dated April 12, 2001.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: April 12, 2001	By:	/s/ DALE W. PHILLIPS Dale W. Phillips Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Information Statement dated April 12, 2001.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX